Hotchkis & Wiley Funds

Supplement dated October 1, 2018 to the Prospectus and Statement of Additional Information dated August 29, 2018 of:

Diversified Value Fund
Large Cap Value Fund

Sheldon Lieberman, co-portfolio manager of the Hotchkis and Wiley Diversified Value Fund and Hotchkis and Wiley Large Cap Value Fund, will retire on December 31, 2018.  He will remain as co-portfolio manager until the end of the calendar year.  The Funds’ investment objectives, strategies, and policies will remain unchanged.

PLEASE RETAIN THIS NOTICE FOR FUTURE REFERENCE